UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

______________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report – August 11, 2008

CHEMOKINE THERAPEUTICS CORP.

(Exact name of registrant as specified in charter)

Delaware	000-51080	33-0921251
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1727 West Broadway, Suite 400 Vancouver, British Columbia	V6J 4S5
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code (604) 738-6644

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[   ]     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ]     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ]     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On August 11, 2008, Chemokine Therapeutics Corp. reported its results of operations for the three months ended June 30, 2008. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference. The press release should be read in conjunction with the note regarding forward-looking statements, which is included in the text of the press release.

The information in this Current Report on Form 8-K and the exhibit attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

ITEM 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description of Exhibit
99.1	Earnings release for the period ended June 30, 2008 issued by Chemokine Therapeutics Corp. on August 11, 2008 (filed herewith).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: August 11, 2008	Chemokine Therapeutics Corp., a Delaware corporation By: /s/ Bashir Jaffer Bashir Jaffer Chief Financial Officer

Exhibit 99.1

CHEMOKINE THERAPEUTICS CORP.

1727 West Broadway

Suite 400

Vancouver, BC

 V6J 4S5

Tel: (604) 738-6644

Fax: (604) 738-6645

www.chemokine.net

NEWS RELEASE

     TSX: CTI         OTCBB: CHKT

CHEMOKINE THERAPEUTICS ANNOUNCES SECOND QUARTER 2007

FINANCIAL AND OPERATING RESULTS

Vancouver, BC (August 11, 2008) – Chemokine Therapeutics Corp. (the “Company”) (TSX:CTI, OTCBB:CHKT), a biotechnology company developing chemokine-based therapies to treat cancer, blood disorders and vascular diseases, today announced the financial and operating results of the second quarter ended June 30, 2008.

Second Quarter Highlights:

•

Final results of CTCE-9908 Phase I/II clinical trial in late stage cancer patients

•

Walter Korz appointed President and Chief Executive Officer.

•

Positive breast cancer preclinical data presented at the AACR meeting on lead drug candidate CTCE-9908

•

Positive liver cancer preclinical data presented at AACR meeting on lead drug candidate CTCE-9908

•

Closes $885,000 offering

•

Issuance of two new U.S. patents

Subsequent events

•

Ed Taylor and Walter Korz join the Board of Directors

•

Issuance of U.S. patent “CXC Chemokine Receptor 4 Agonist Peptides”

•

Positive breast cancer data presented at Joint Metastasis Research Society - American Association for Cancer Research Conference

•

Dr. Andrew Zhu joins the Oncology Advisory Board

“CTCE-9908 has continued to show positive results by our collaborators,” stated Walter Korz, President and Chief Executive Officer.  “This positive data reinforces our belief that CTCE-9908 has the potential to be a new therapeutic approach for treating cancer.”

Financial Results - Unaudited

(All amounts in U.S. dollars and in accordance with U.S. GAAP unless otherwise specified)

The Company incurred a net loss of $863,647 ($0.02 per share) for the three months ended June 30, 2008 compared to $306,078 ($0.01 per share) for the three months ended June 30, 2007.  The variance in net loss was principally caused by cost recoveries in the three months ended June 30, 2007. The normalized loss for the three months ended June 30, 2007 would have been $1,383,989 ($0.03 per share). The decrease in the net loss would have been $520,342, which is attributed to a reduction in research and development, and general and administrative expenditures.

The Company had no revenues in the three months ended June 30, 2008, or in the three months ended June 30, 2007.

Research and development expenses for the three months ended June 30, 2008 were $348,027, compared to a net recovery of $394,661 for the three months ended June 30, 2007, being an increase of $742,688.

The variance of $742,688 in research and development expenses in the current three month period is primarily attributable to the recovery of costs of $506,911 (for fiscal 2005) and $571,000 (for fiscal 2006) from Globe Laboratories under the terms of the development agreement with Globe Laboratories which was terminated by us on January 1, 2007 as well as the terms of the settlement agreement with Globe Laboratories.

Our normalized research and development costs, excluding the above mentioned cost recoveries would have amounted to $683,250 for the three months ended June 30, 2007 compared to $348,027 for the corresponding period in 2008, a decrease of $335,223, which is attributed to the reduced expenses for research and development salaries amounting to approximately $149,000, lab expenses of approximately $151,000 and contract research expenses of approximately $35,000 following the surrender of the laboratory leases and reductions in laboratory personnel implemented in December 2007.

The Company recorded direct costs for CTCE-9908 of approximately $278,384 for the three months ended June 30, 2008. This compares to a net recovery of $562,428 for the three months ended June 30, 2007. The variance of $840,852 in direct costs for CTCE-9908 in the current period is a result of cost recoveries in 2007 referred to above.

Direct costs for CTCE-0214 were approximately $24,948 for the three months ended June 30, 2008 compared to $75,411 for the three months ended June 30, 2007.  The decrease in CTCE-0214 of $50,463 in direct costs in the current period reflects a reduction of spending on clinical and preclinical studies.

Assuming that the Company is able to raise the required financing, research and development expenses are expected to increase in the future as and when the Company incurs costs for clinical trials. Completion dates and completion costs to bring a drug candidate to market vary significantly for each drug candidate given the nature of the clinical trials and the fact that more clinical trials may need to be conducted to advance a drug candidate based upon the results of each phase. In addition, the Company anticipates partnering with larger pharmaceutical companies to conduct and finance later stage clinical trials and therefore the timing of completion of the approval of a drug will likely not be within our control. Based on these factors the Company cannot reasonably estimate the completion dates and completion costs required to gain regulatory approval of our compounds for sale. Drug candidates are required to successfully complete Phase III clinical trials before gaining regulatory approval for sale which for the drug candidates is not expected to occur for several years.

General and administrative expenses for the three months ended June 30, 2008 were $448,387, compared to $926,795 for the three months ended June 30, 2007.  The decrease of $478,408 was in respect of reduced expenditures of approximately $194,000 in salaries and directors fees, approximately $225,000 in professional fees, and approximately $59,000 for travel and other expenses. Other general and administrative expenses included consulting, marketing and promotion expenses incurred for business development.

Interest income was $2,904 for the three months ended June 30, 2008 compared with $42,812 for the three months ended June 30, 2007. The decrease of interest income of $39,908 was due to decreases in short-term investments and cash equivalents.

Foreign exchange gain was $9,189 for the three months ended June 30, 2008, compared to a gain of $288,513 for the three months ended June 30, 2007. The gain in 2007 principally resulted from short-term investments and foreign currency transactions and the strengthening of other currencies against the US currency.

At June 30, 2008, the Company had approximately $850,000 in cash and cash equivalents and short term investments on hand, compared to approximately $3.4 million as of June 30, 2007, a decrease of approximately $2.5 million.  The working capital at June 30, 2008 was approximately $180,000 compared to working capital of approximately $3.3 million at June 30, 2007, a decrease of $3.1 million.

About Chemokine Therapeutics Corp. (TSX: CTI, OTCBB: CHKT)

Chemokine Therapeutics is a product-focused biotechnology company developing drugs in the field of chemokines. Chemokines are a class of signaling proteins which play a critical role in the growth, differentiation, and maturation of cells necessary for fighting infection as well as tissue repair and regeneration. Chemokines also have an important role in cancer metastasis and growth. Chemokine Therapeutics is a leader in research in the field of chemokines and has several products in various stages of development.

Safe Harbor Statement under the U. S. Private Securities Litigation Reform Act of 1995:  Statements in this document regarding management’s future expectations, beliefs, goals, plans or prospects constitute forward-looking statements that involve risks and uncertainties, which may cause actual results to differ materially from the statements made.  For this purpose, any statements that are contained herein that are not statements of historical fact may be deemed to be forward-looking statements.  Without limiting the foregoing, the words "believes", "anticipates", "plans", "intends", "will", "should", "expects", "projects", and similar expressions are intended to identify forward-looking statements. You are cautioned that such statements are subject to a multitude of risks and uncertainties that could cause actual results, future circumstances, or events to differ materially from those projected in the forward-looking statements. These risks include, but are not limited to, those associated with the success of research and development programs, the regulatory approval process, competition, securing and maintaining corporate alliances, market acceptance of the Company's products, the availability of government and insurance reimbursements for the Company's products, the strength of the Company’s intellectual property, the ability of the Company to obtain adequate financing to fund its operations, the potential dilutive effects of any financing, reliance on subcontractors and key personnel and other risks detailed from time-to-time in the Company's public disclosure documents and other filings with the U.S. Securities and Exchange Commission and Canadian securities regulatory authorities.  Forward-looking statements are made as of the date hereof, and the Company disclaims any intention and has no obligation or responsibility, except as required by law, to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise.

For further information contact:

Chemokine Therapeutics Corp. Mr. Don Evans Vice President, Corporate Communications Phone: (604) 738-6643 or 1-888-822-0305 Fax: (604) 738-6645 E-mail: devans@chemokine.net Internet: www.chemokine.net

CHEMOKINE THERAPEUTICS CORP.

(A Development Stage Company)

INTERIM CONSOLIDATED BALANCE SHEETS

	June 30,	December 31,
	2008	2007
	(Unaudited)	(Audited)
ASSETS

CURRENT ASSETS
Cash and cash equivalents	$774,779	$688,388
Short-term investments	75,366	75,658
Amounts receivable	17,851	27,353
Prepaid expense and deposits	100,649	41,122

TOTAL CURRENT ASSETS	968,645	832,521

PROPERTY AND EQUIPMENT, net	212,932	337,751

LICENSE COSTS, net	4,758	8,605

AMOUNT DUE FROM AFFILIATE	−	50,439

	$1,186,335	$1,229,316

LIABILITIES

CURRENT LIABILITIES
Accounts payable and accrued liabilities	$783,472	$897,996
Current portion of capital lease obligation	2,659	10,254

TOTAL CURRENT LIABILITIES	786,131	908,250

COMMITMENTS

STOCKHOLDERS’ EQUITY

PREFERRED STOCK
Authorized – 6,000,000 shares; par value $0.001 per share at June 30, 2008
Issued and outstanding: June 30, 2008 – Nil;
December 31, 2007 – Nil	−	-

COMMON STOCK
Authorized – 200,000,000 shares; par value $0.001 per share at June 30, 2008 and December 31, 2007
Issued and outstanding: June 30, 2008 – 53,333,575 December 31, 2007 – 42,183,748	53,334	42,184

ADDITIONAL PAID-IN CAPITAL	32,745,746	31,062,180

(DEFICIT) ACCUMULATED DURING THE DEVELOPMENT STAGE	(32,398,876)	(30,783,298)

	400,204	321,066

	$1,186,335	$1,229,316

See notes to the interim consolidated financial statement on SEDAR or EDGAR

CHEMOKINE THERAPEUTICS CORP.

(A Development Stage Company)

INTERIM CONSOLIDATED STATEMENTS OF OPERATIONS

 (Unaudited)

		Three months ended June 30,				Six months ended June 30,			Cumulative from inception on July 15, 1998 to June 30,
		2008		2007		2008		2007	2008

REVENUE	$	−	$	−	$	−	$	−	$275,000

EXPENSES
Research and development		348,027		(394,661)		540,638		320,585	17,116,460
General and administrative		448,387		926,795		928,005		1,789,600	15,686,196
Stock-based compensation		13,122		27,739		30,291		62,574	693,231
Amortization of license		1,924		1,924		3,847		3,847	45,845
Depreciation & amortization of property and equipment		65,592		75,606		131,130		150,167	773,635

		877,052		637,403		1,633,911		2,326,773	34,315,367

OTHER INCOME
Interest income		2,904		42,812		8,781		99,384	747,067
Foreign exchange gain (loss)		9,189		288,513		7,546		303,374	913,547
Gain (loss) on sale of property and equipment		1,312		−		2,006		−	(19,123)
		13,405		331,325		18,333		408,758	1,641,491

NET LOSS		$(863,647)		$(306,078)		$(1,615,578)		$(1,918,015)	$(32,398,876)

NET LOSS PER COMMON SHARE
FOR THE PERIOD - BASIC AND DILUTED		$(0.02)		$(0.01)		$(0.03)		$(0.05)

WEIGHTED AVERAGE NUMBER OF
COMMON SHARES OUTSTANDING		48,600,747		42,183,748		46,949,940		42,183,748

See notes to the interim consolidated financial statement on SEDAR or EDGAR.

CHEMOKINE THERAPEUTICS CORP.

(A Development Stage Company)

INTERIM CONSOLIDATED STATEMENTS OF CASH FLOW

 (Unaudited)

	Three months ended June 30,		Six month ended June 30,		Cumulative from inception on July 15, 1998 to June 30,
	2008	2007	2008	2007	2008

CASH FLOW FROM OPERATING ACTIVITIES
Net loss	$(863,647)	$(306,078)	$(1,615,578)	$(1,918,015)	$(32,398,876)
Adjustments to reconcile net cash
provided by operating activities
Depreciation and amortization	67,516	77,530	134,977	154,014	819,480
Patent application expensed	−	−	−	−	81,858
Loss (gain) on sale of property and equipment	(1,312)	−	(2,006)	−	19,123
Realized foreign exchange loss (gain)	(88)	−	(280)	−	(11,902)
Common shares issued for consulting services	−	−	−	−	1,033,669
Warrants issued for consulting services	−	−	−	−	404,842
Options issued for consulting services	−	−	−	−	87,968
Stock-based compensation	13,122	27,739	30,291	62,574	693,231
Decrease (increase) in
Amounts receivable	19,599	2,338	9,502	(4,836)	(17,851)
Prepaid expense and deposits	(25,037)	32,513	(59,527)	48,893	(100,649)
Increase (decrease) in
Accounts payable and accrued liabilities	72,040	422,459	(114,524)	536,565	783,472

Cash provided (used) by operating activities	(717,807)	256,501	(1,617,145)	(1,120,805)	(28,605,635)

CASH FLOW FROM FINANCING ACTIVITIES
Stock issued for cash	852,728	−	1,894,832	−	33,542,308
Stock issued for settlement of debt	−	−	−	−	200,000
Offering costs	(81,936)	−	(230,405)	−	(3,205,001)
Net advances (to) from affiliates	−	(474,689)	50,435	(485,355)	(35,044)
Promissory note payable to affiliate	−	(219,778)	−	−	−
Deferred financing costs	−	(713,655)	−	(713,655)	−
Capital lease payments	(3,700)	(1,832)	(7,595)	(4,687)	(31,991)

Cash provided (used) by financing activities	767,092	(1,409,954)	1,707,267	(1,203,697)	30,470,272

CASH FLOW FROM INVESTING ACTIVITIES
Cash held by disposed subsidiary	−	−	−	−	(4,754)
Purchase of investments	(955)	(5,534)	(955)	(933,617)	(17,310,207)
Redemption of investments	−	926,340	1,247	2,504,295	17,234,842
Payment under license agreement	−	−	−	−	(50,603)
Proceeds on sale of property and equipment	2,173	−	5,531	−	57,337
Purchase of property and equipment	(8,755)	(5,358)	(9,554)	(359,874)	(1,016,473)

Cash provided (used) by investing activities	(7,537)	915,448	(3,731)	1,210,804	(1,089,858)

INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS DURING THE PERIOD	41,748	(238,005)	86,391	(1,113,698)	774,779

CASH AND CASH EQUIVALENTS, beginning of period	733,031	3,570,975	688,388	4,446,668	−

CASH AND CASH EQUIVALENTS, end of period	$774,779	$3,332,970	$774,779	$3,332,970	$774,779

See notes to the interim consolidated financial statement on SEDAR or EDGAR.